                                                                   Exhibit 10(L)



                 THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER
                 ----------------------------------------------


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment") is made as of May 5, 2000, by and among Pioneer-Standard Electronics, Inc., an Ohio corporation, and its successors and assigns (the "Borrower"), National City Bank, a national banking association, and the several banks, financial institutions and other entities from time to time parties to the Credit Agreement (as defined below) (sometimes collectively, "Lenders" and sometimes individually, a "Lender"), and National City Bank, not individually, but as "Agent." Capitalized terms used herein, and not otherwise defined herein, shall have the meaning ascribed to those terms in the Credit Agreement (as defined herein).

         WHEREAS, Borrower, the Lenders and Agent entered into that certain Credit Agreement dated as of March 27, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of May 1, 1998, and that certain Second Amendment to Credit Agreement, dated as of March 31, 1999 (collectively, the "Original Credit Agreement");

         WHEREAS, Borrower, the Lenders and Agent are desirous of amending the Original Credit Agreement on the terms and conditions hereinafter set forth; and

         WHEREAS, the Original Credit Agreement as modified by this Amendment shall hereafter be the "Credit Agreement."

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Borrower, the Lenders and Agent agree as follows:

         1. The following definitions shall be inserted in Article I of the Credit Agreement each in the appropriate alphabetical sequence:

         "Agreement for Wholesale Financing" means that certain Agreement for Wholesale Financing, dated as of November 7, 1995, by and between Borrower and DFS.

         "DFS" means Deutsche Financial Services Corporation.

         2. The definition of Consolidated Debt Service shall be deleted in its entirety and the following inserted in lieu thereof:

         "Consolidated Debt Service" means, for any period, (a) Consolidated Interest Expense for such period PLUS (b) the aggregate amount of scheduled principal payments of Indebtedness (excluding any unaccelerated Indebtedness arising under this Facility, the Convertible Debentures, the Agreement for Inventory Financing and the Agreement for Wholesale Financing) required to be made during such period by Borrower or any of its Subsidiaries.

         3. The definition of Consolidated Funded Debt shall be deleted in its entirety and the following inserted in lieu thereof:

         "Consolidated Funded Debt" means as of any date of determination, all Indebtedness for Borrowed Money of Borrower and its Subsidiaries outstanding at such date

(excluding Indebtedness arising under the Agreement for Inventory Financing, the Agreement for Wholesale Financing and the Convertible Debentures), determined on a consolidated basis in accordance with GAAP.

         4. The definition of Indebtedness for Borrowed Money shall be deleted in its entirety and the following inserted in lieu thereof:

         "Indebtedness for Borrowed Money" means at any time, all Indebtedness required by GAAP to be reflected as such on Borrower's balance sheet, including as appropriate, all Indebtedness (i) in respect of any money borrowed (including pursuant to this Agreement and debt incurred pursuant to or evidenced by the Convertible Debentures or the Preferred Securities); (ii) under or in respect of any Contingent Obligation (whether direct or indirect) of any money borrowed;
(iii) evidenced by any loan or credit agreement, promissory note, debenture, bond, guaranty or other similar written obligation to pay money; (iv) arising under the Agreement for Inventory Financing; (v) arising under the Agreement for Wholesale Financing; and (vi) arising under Capitalized Leases.

         5. Section 2.4 of the Credit Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

         2.4 APPLICABLE MARGINS. On the Closing Date, the Applicable Margin shall be determined using Tier I of the performance grid below until June 30, 1998. Thereafter, the Base Rate Applicable Margin and LIBOR Applicable Margin shall be adjusted on the first day of each calendar quarter, beginning July 1, 1998, and on each October 1, January 1, April 1, and July 1, thereafter, based on the ratio of Consolidated Funded Debt plus Indebtedness for Borrowed Money arising under the Agreement for Inventory Financing and the Agreement for Wholesale Financing as of the end of the quarter ending on March 31, 1998, and on each June 30, September 30, December 31, and March 31, thereafter, to Consolidated EBITDA for the most recent preceding four (4) fiscal quarters, including the fiscal quarter ending on the date of determination. To the extent that, as of an adjustment date, Borrower has not provided to Agent information necessary to apply the performance grid, interest shall be payable retroactively upon receipt of such information and calculation by Agent. In such event, Borrower shall continue to pay interest at the interest rate and on the Payment Dates in effect for the preceding quarter and the parties shall adjust for the difference between interest payable and interest actually paid, when information to apply the performance grid is available.



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                                                                          Page 2

==========================================================================================
Tier            Consolidated Funded Debt        LIBOR +           Base      Facility Fee
                 plus Indebtedness for                            Rate
                Borrowed Money arising
                 under the Agreement for
                Inventory Financing and the
                 Agreement for Wholesale
                   Financing/EBITDA
------------------------------------------------------------------------------------------
Tier I          Greater than 3.50x              112.5 bps*        0 bps          37.5
------------------------------------------------------------------------------------------
Tier II         Less than or equal to 3.50x     100.0 bps         0 bps          37.5
                but greater than 3.25x
------------------------------------------------------------------------------------------
Tier III        Less than or equal to 3.25x      87.5 bps         0 bps          37.5
                but greater than 3.00x
------------------------------------------------------------------------------------------
Tier IV         Less than or equal to 3.00x        75 bps         0 bps          37.5
                but greater than 2.75x
------------------------------------------------------------------------------------------
Tier V.         Less than or equal to 2.75x      62.5 bps         0 bps          37.5
                but greater than 2.50x
------------------------------------------------------------------------------------------
Tier VI         Less than or equal to 2.50x      62.5 bps         0 bps            25
                but greater than 2.25x
------------------------------------------------------------------------------------------
Tier VII        Less than 2.25x                  50.0 bps         0 bps            25
==========================================================================================

* bps = basis points


         Notwithstanding anything contained in this Agreement to the contrary, if at any time, or from time to time, Borrower is required to pay interest to IBM Credit Corporation pursuant to the Agreement for Inventory Financing or DFS pursuant to the Agreement for Wholesale Financing, then, during such period that Borrower is required to pay such interest to IBM Credit Corporation or DFS, as the case may be, the rate of interest to be paid on all outstanding Loans hereunder will be equal to the greater of (i) the rate as determined pursuant to this Agreement, and (ii) the rate of interest the Borrower is required to pay IBM Credit Corporation or DFS, as applicable.

         6. Section 5.17 of the Credit Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

         5.17 ADDITIONAL INDEBTEDNESS AND FINANCIAL UNDERTAKINGS. Borrower will not enter into or remain liable upon, any Financial Undertaking, nor will Borrower incur Indebtedness for Borrowed Money. The prohibition in the preceding sentence shall not apply to Indebtedness for Borrowed Money which is incurred under or in connection with (a) this Agreement, (b) the Agreement for Inventory Financing, provided that such Indebtedness which is incurred under the Agreement for Inventory Financing shall not exceed $150,000,000, (c) the

Convertible Debentures, (d) Indebtedness for Borrowed Money shown in Borrower's December 31, 1997, financial statements, (e) Hedge Agreements that in the aggregate, at any time, do not create an Aggregate Measured Credit Risk in excess of $7,500,000), or (f) the Agreement for Wholesale Financing, provided that such Indebtedness which is incurred under the Agreement for Wholesale Financing shall not exceed $30,000,000. Borrower will not permit any of its Subsidiaries to enter into or remain liable upon, any Financial Undertaking, nor will Borrower permit any of its Subsidiaries to incur Indebtedness for Borrowed Money (other than loans made by Borrower that do not exceed the amounts set forth on Schedule 3 attached hereto).

         7. Section 5.33 of the Credit Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

         5.33 INVENTORY FINANCE LIMITATION. Borrower and its Subsidiaries shall have a ratio of Consolidated Funded Debt plus Indebtedness for Borrowed Money arising under the Agreement for Inventory Financing and the Agreement for Wholesale Financing to Consolidated EBITDA of no greater than 4.75 to 1.0 on the Closing Date, and on the last calendar day of each fiscal quarter thereafter, until December 31, 1999; and no greater than 4.50 to 1.00 on the last calendar day of each fiscal quarter thereafter, until December 31, 2000; and no greater than 4.00 to 1.00 on the last calendar day of each fiscal quarter thereafter, until December 31, 2001; and no greater than 3.75 to 1.0 on the last calendar day of each fiscal quarter thereafter, until the Facility Termination Date. The ratio of Consolidated Funded Debt plus Indebtedness for Borrowed Money arising under the Agreement for Inventory Financing and the Agreement for Wholesale Financing to Consolidated EBITDA shall be calculated for the most recent preceding four fiscal quarters, including the fiscal quarter ending on the date of determination and shall exclude any debt relating to the Convertible Debentures or the securities sold pursuant to the Preferred Securities Offering.

         8. The following Sections shall be added to Article V of the Credit
Agreement:

         5.35 AGREEMENT FOR WHOLESALE FINANCING. As of the date hereof, and at all times thereafter, Borrower shall perform and observe in all material respects each term, covenant, and condition of the Agreement for Wholesale Financing.

         5.36 LIENS TO DFS. In the event that Borrower or any Subsidiary grants any Lien or security interest in favor of DFS, then Borrower and each Subsidiary will grant a Lien in favor of Lenders on all of their assets, and will deliver to Agent all documents, stock certificates, security agreements, pledges, financing statements and other instruments or documents deemed necessary or advisable by Agent to fulfill the requirements of this Section. Without limiting Borrower's obligations under this Section, Borrower hereby appoints Agent as its attorney-in-fact with irrevocable authority to execute and deliver on behalf of Borrower, at any time after Borrower grants a Lien or security interest in favor of DFS, all documents, stock certificates, security agreements, pledges, financing statements and other instruments or documents deemed necessary or advisable by Agent to fulfill the requirements of this Section.

         5.37 AMENDMENTS TO THE AGREEMENT FOR WHOLESALE FINANCING. Notwithstanding anything in this Agreement or the Agreement for Wholesale Financing to the



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                                                                          Page 4
contrary, Borrower shall not amend or modify the Agreement for Wholesale Financing without the prior written approval of the Required Lenders.

         9. Section 6.6 of the Credit Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

         6.6 DEFAULTS ON INDEBTEDNESS. Failure of Borrower or any of its Subsidiaries to pay any of its respective Indebtedness when due; or the default by Borrower or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement, or any other event shall occur or condition exist which causes or permits any Indebtedness of Borrower or any of its Subsidiaries to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof, including, without limitation, any default with respect to Indebtedness arising under the Agreement for Wholesale Financing; provided, however, that it shall not be a default under this SECTION 6.6 if (i) Borrower shall be in default with respect to Indebtedness arising from Indebtedness other than Indebtedness for Borrowed Money in an aggregate amount not exceeding Five Million Dollars ($5,000,000),
(ii) Borrower fails to pay the interest payable on the Convertible Debentures, to the extent that such interest is deferable by the terms of the Convertible Debentures, or (iii) Borrower shall be in default with respect to Indebtedness arising under the Agreement for Inventory Financing; provided that if such default causes any Indebtedness of Borrower or any of its Subsidiaries to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity, then such default shall constitute a default hereunder.

         10. Subject to Section 12 of this Amendment, the Lenders hereby waive any default under the Credit Agreement for failure of Borrower to disclose the existence of the Agreement for Wholesale Financing and the Indebtedness arising thereunder, including but not limited to, defaults as a result of Borrower's failure to satisfy the covenants described in Sections 4.9 (Accuracy of Information), 5.17 (Additional Indebtedness and Financial Undertakings), 5.22 (Ratio of Debt to Cash Flow), 5.23 (Consolidated Fixed Charge Coverage Ratio),
5.24 (Current Ratio), 5.33 (Inventory Finance Limitation) and 6.4 (Representations and Warranties) for each period ending prior to the date hereof.

         11. It shall be a condition precedent to the effectiveness of this Amendment that Borrower shall furnished to Agent a true, correct and complete copy of the Agreement for Wholesale Financing.

         12. Simultaneously with the execution hereof, Borrower shall pay to Agent, for the account of the Lenders, all interest accrued under Section 2.4 of the Credit Agreement from and after March 27, 1998, to and including the date hereof, that remains unpaid because of the failure to include Indebtedness existing pursuant to the Wholesale Financing Agreement in the calculations under such Section. Borrower represents and warrants to Lenders that (a) the calculations set forth on Exhibit A to this Amendment show the calculation of the ratio of Consolidated Funded Debt (which shall include Indebtedness under the Agreement for Wholesale Financing) plus Indebtedness for Borrowed Money under the Agreement for



--------------------------------------------------------------------------------
                                                                          Page 5

Inventory Financing to Consolidated EBITDA for all fiscal quarters of Borrower from and after March 27, 1998, and (b) the calculations on Exhibit A are true, correct and complete.

         13. Borrower agrees that is shall terminate the Agreement for Wholesale Financing prior to the date that is six (6) months from the date hereof. Failure to satisfy this Section 13 shall be an Event of Default under the Credit Agreement.

         14. This Amendment shall be deemed to form a part of and shall be construed in connection with and as part of the Credit Agreement. Except as hereinbefore expressly amended, all of the other terms, covenants and conditions contained in the Credit Agreement shall continue to remain unchanged and in full force and effect and are hereby ratified and confirmed.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers.


                                        PIONEER-STANDARD ELECTRONICS, INC.


                                        By:
                                           ----------------------------------
                                        Print Name:
                                        Title:


                                        NATIONAL CITY BANK,
                                            Individually and as Agent


                                        By:
                                           ----------------------------------
                                        Print Name: Anthony J. DiMare
                                        Title: Senior Vice President


                                        KEYBANK NATIONAL ASSOCIATION



                                        By: /s/ Brendan A. Lawlor
                                           ----------------------------------
                                        Print Name: Brendan Lawlor
                                        Title: Vice President



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                                                                          Page 6

                                        MELLON BANK, N.A.



                                        By: /s/ Charles H. Staub
                                           ----------------------------------
                                        Print Name: Charles H. Staub
                                        Title: First Vice President



                                        FIRSTAR BANK, N.A.



                                        By:
                                           -----------------------------------
                                        Print Name: John Barrett
                                        Title: Senior Vice President



                                        FIRSTAR BANK, N.A.



                                        By:
                                           ----------------------------------
                                        Print Name: Joseph Sooter
                                        Title: Vice President



                                        FIRST CHICAGO NBD



                                        By:
                                           ----------------------------------
                                        Print Name: Paul R. DeMelo
                                        Title: Vice President


                                        COMERICA BANK



                                        By:
                                           ----------------------------------
                                        Print Name: Jeffrey J. Judge
                                        Title: Vice President






--------------------------------------------------------------------------------
                                                                          Page 7

                                        MELLON BANK, N.A.



                                        By:
                                           ----------------------------------
                                        Print Name: Mark Johnston
                                        Title: Vice President


                                        FIRSTAR BANK, N.A.



                                        By: /s/ John D. Barrett
                                           ----------------------------------
                                        Print Name: John Barrett
                                        Title: Senior Vice President


                                        FIRSTAR BANK, N.A.



                                        By:
                                           ----------------------------------
                                        Print Name: Joseph Sooter
                                        Title: Vice President


                                        FIRST CHICAGO NBD



                                        By:
                                           ----------------------------------
                                        Print Name: Paul R. DeMelo
                                        Title: Vice President



                                        COMERICA BANK



                                        By:
                                           ----------------------------------
                                        Print Name: Jeffrey J. Judge
                                        Title: Vice President





--------------------------------------------------------------------------------
                                                                          Page 7

                                        MELLON BANK, N.A.



                                        By:
                                           ----------------------------------
                                        Print Name: Mark Johnston
                                        Title: Vice President


                                        FIRSTAR BANK, N.A.



                                        By:
                                           ----------------------------------
                                        Print Name: John Barrett
                                        Title: Senior Vice President


                                        FIRSTAR BANK, N.A.



                                        By: /s/ Joseph L. Sooter, Jr.
                                           ----------------------------------
                                        Print Name: Joseph Sooter
                                        Title: Vice President


                                        FIRST CHICAGO NBD



                                        By:
                                           ----------------------------------
                                        Print Name: Paul R. DeMelo
                                        Title: Vice President



                                        COMERICA BANK



                                        By:
                                           ----------------------------------
                                        Print Name: Jeffrey J. Judge
                                        Title: Vice President



--------------------------------------------------------------------------------
                                                                          Page 7

                                        MELLON BANK, N.A.



                                        By:
                                           ----------------------------------
                                        Print Name: Mark Johnston
                                        Title: Vice President


                                        FIRSTAR BANK, N.A.



                                        By:
                                           ----------------------------------
                                        Print Name: John Barrett
                                        Title: Senior Vice President


                                        FIRSTAR BANK, N.A.



                                        By:
                                           ----------------------------------
                                        Print Name: Joseph Sooter
                                        Title: Vice President


                                        FIRST CHICAGO NBD



                                        By: /s/ Paul R. DeMelo
                                           ----------------------------------
                                        Print Name: Paul R. DeMelo
                                        Title: Vice President



                                        COMERICA BANK



                                        By:
                                           ----------------------------------
                                        Print Name: Jeffrey J. Judge
                                        Title: Vice President



--------------------------------------------------------------------------------
                                                                          Page 7

                                        MELLON BANK, N.A.



                                        By:
                                           ----------------------------------
                                        Print Name: Mark Johnston
                                        Title: Vice President


                                        FIRSTAR BANK, N.A.



                                        By:
                                           ----------------------------------
                                        Print Name: John Barrett
                                        Title: Senior Vice President


                                        FIRSTAR BANK, N.A.



                                        By:
                                           ----------------------------------
                                        Print Name: Joseph Sooter
                                        Title: Vice President


                                        FIRST CHICAGO NBD



                                        By:
                                           ----------------------------------
                                        Print Name: Paul R. DeMelo
                                        Title: Vice President



                                        COMERICA BANK



                                        By: /s/ Jeffrey J. Judge
                                           ----------------------------------
                                        Print Name: Jeffrey J. Judge
                                        Title: Vice President



--------------------------------------------------------------------------------
                                                                          Page 7

                                        ABN-AMRO BANK, N.V.



                                        By: /s/ Richard R. DaCosta
                                           ----------------------------------
                                        Print Name: Richard R. DaCosta
                                        Title: Vice President



                                        By: /s/ Christopher L. Snider
                                           ----------------------------------
                                        Print Name: Christopher L. Snider
                                        Title: Assistant Vice President



                                        THE BANK OF NEW YORK


                                        By:
                                           ----------------------------------
                                        Print Name:
                                        Title:



                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:
                                           ----------------------------------
                                        Print Name:
                                        Title:





--------------------------------------------------------------------------------
                                                                          Page 8

                                        ABN-AMRO BANK N.Y.



                                        By:
                                           ----------------------------------
                                        Print Name: Lee-Lee Miao
                                        Title: Group Vice President



                                        THE BANK OF NEW YORK



                                        By: /s/ David C. Judge
                                           ----------------------------------
                                        Print Name: David C. Judge
                                        Title: Senior Vice President



                                        UNION BANK OF CALIFORNIA, N.A.



                                        By:
                                           ----------------------------------
                                        Print Name: Michael Piken
                                        Title: Vice President





--------------------------------------------------------------------------------
                                                                          Page 8

                                        ABN-AMRO BANK N.Y.



                                        By:
                                           ----------------------------------
                                        Print Name: Lee-Lee Miao
                                        Title: Group Vice President



                                        THE BANK OF NEW YORK



                                        By:
                                           ----------------------------------
                                        Print Name:
                                        Title:



                                        UNION BANK OF CALIFORNIA, N.A.



                                        By: /s/ Michael Piken
                                           ----------------------------------
                                        Print Name: Michael Piken
                                        Title: Vice President





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                                                                          Page 8